CHOICE HOTELS INTERNATIONAL

Investor Presentation

March 2012


QUALITY INN

DISCLAIMER

Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotel rooms; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 29, 2012. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.



CHOICE HOTELS OVERVIEW

Strong, Growing, Global Hotel Franchising Business

- Growing US hotel market share*
  - 9.6% share of branded US hotels (+100 basis points over trailing 5 years)*
  - 2nd largest U.S. hotelier
- 70+ year-old hotel distribution company with well-known, diversified brands suitable for various stages of hotel life cycle
- Core competencies and services drive demand for our brands and deliver business for our franchisees
- Global pipeline of 490 hotels under construction, awaiting conversion or approved for development

Highly Attractive Business Model With Strong Financial Returns

- Fee-for-service business model
- Predictable, profitable, long-term growth in a variety of lodging and economic environments
- Cumulative free cash flows of approximately $1.4 billion since 1997
  - 100% returned to shareholders through share repurchases and dividends
- Capital "light" model generates strong after-tax returns on invested capital
- Long-term franchise contracts and scale represent barriers to entry

Source: Choice Internal Data, December 31, 2011

** Based on number of hotels as December 31, 2011 (Smith Travel Research)*



ONE OF THE LARGEST HOTELIERS

Market Share (% of Hotels Open in U.S.)

	Wyndham	Choice	Hilton	IHG	Marriott	Best Western	Accor	Carlson	Starwood	Hyatt
Market Share %	11.3%	9.6%	6.3%	6.0%	5.8%	3.8%	2.1%	1.1%	0.9%	0.7%
5 yr. bps Δ (06-11)	0	+100	+140	+60	+100	-70	+20	0	+20	-60


Market Share %
14
12
10
8
6
4
2
0
Wyndham
Choice
Hilton
IHG
Marriott
Best Western
Accor
Carlson
Starwood
Hyatt
Q4 2006
Q4 2007
Q4 2008
Q4 2009
Q4 2010
Q4 2011

Source: Smith Travel Research, December 31, 2011



CHOICE HOTELS INTERNATIONAL

FAMILY OF WELL-KNOWN AND DIVERSIFIED BRANDS

Estimated Per Room Investment*: $105,000+ (top) to $45,000+ (bottom)

New Construction	Targeted Average Daily Rate	Conversion
Cambria Suites®	$100+	Ascend Collection®
Comfort Suites®		Clarion®
Comfort Inn®	$85	Comfort Inn®
Sleep Inn®		
MainStay Suites®	$70	Quality®
		Econo Lodge®
Suburban®	$50	Rodeway Inn®

** Excludes cost of land; based on average domestic per-room investment.*

Source: Choice Internal Data, April 2011



CHOICE HOTELS INTERNATIONAL.

STRONG LIMITED SERVICE NEW CONSTRUCTION BRANDS POSITIONED WELL FOR LONG-TERM GROWTH

Domestic Hotels


1,787
1,740
1,399
810
668
616
454
394
Hampton Inn / Inn & Suites
Holiday Inn Express
Comfort INN
La Quinta Inn / Inn & Suites
Fairfield Inn
COMFORT SUITES
Country Inn & Suites
SLEEP INN

Source: Smith Travel Research, Choice Internal Data, December 31, 2011



CHOICE HOTELS INTERNATIONAL

SIGNIFICANT GROWTH OPPORTUNITIES REMAIN IN LARGE CONVERSION MARKET

Domestic Hotels



Chart does not include independent hotels in budget, economy and mid-scale segments
1,963
Best Western
1,845
Super 8
1,787
Hampton Inn / Hampton Inn & Suites
1,740
Holiday Inn Express
1,673
Days Inn
1,047
QUALITY
1,013
Motel 6
913
America's Best Value Inn
810
La Quinta Inn / La Quinta Inn & Suites
797
EconoLodge
671
Holiday Inn / Holiday Inn Select
668
Fairfield Inn
499
Ramada / Ramada Plaza
388
RODEWAY INN
349
Red Roof Inn
351
Travelodge
337
Knight's Inn
307
Howard Johnson
303
Microtel
189
Clarion

Source: Smith Travel Research, Choice Internal Data, December 31, 2011



CHOICE HOTELS INTERNATIONAL

DOMESTIC PIPELINE OF 408 HOTELS


31
10
91
75
50
34
15
30
22
27
23
Conversion
New Construction
Upscale
Mid-scale
Extended Stay
Economy

Source: Choice Internal Data, December 31, 2011



CHOICE HOTELS INTERNATIONAL

SERVICES LIFECYCLE IMPROVES BRANDS AND PROPERTY PERFORMANCE

Brand Planning and Management
- Targeted, differentiated programs, amenities and services for each brand

Opening Services
- Ensure hotels open successfully and meet or exceed brand standards

Brand Performance
- Revenue and guest service consulting
- Inventory and rate management
- Local sales and marketing
- Independent third-party quality assurance

Training
- On-site
- Regional
- Web-based
- GM Certification

Procurement Services
- Value-engineered prototypes and design packages
- Negotiated vendor relationships

Portfolio Management
- Repositioning
- Relicensing
- Termination

FRANCHISED PROPERTIES RETURN ON INVESTMENT



CHOICE HOTELS INTERNATIONAL

STRONG PRESENCE IN MAJOR TRAVEL MARKETS OUTSIDE OF THE U.S.


307 hotels Canada
160 hotels Scandinavia
3 hotels China
52 hotels Japan
253 hotels Continental Europe, UK & Ireland
27 hotels India
23 hotels Mexico
1 hotel Jordan
1 hotel Singapore
15 hotels Central America
1 hotel Malaysia
60 hotels Brazil
274 hotels Australia & New Zealand

- 1,177 properties in 30 countries and territories on five continents
- Multi-year investments in IT and marketing planned to enhance value proposition for international hotels
- Significant long-term growth opportunity in underrepresented regions/countries

Source: Choice Internal Data, December 31, 2011



MARKETING AND CENTRAL RESERVATION SYSTEM LEVERAGES SIZE, SCALE AND DISTRIBUTION

- $300-plus million in annual marketing and reservation system fees
- Leverage expertise and innovation in on-line, targeted interactive marketing to influence guest hotel stay decisions
- Powerful advertising campaigns
- Focus on driving guests to Choice central channels
- Facilitate “one-stop” shopping
- Strong and growing global loyalty program
- Increasing brand awareness

Source: Choice Internal Data, December 2011



STRONG AND GROWING AIDED BRAND AWARENESS


2001
2011
98 98
77 89
43 53
87 87
72 81
N/A 93
N/A 56
14 24
N/A 14
N/A 18
22 50
Comfort INN
Comfort Suites
Sleep Inn
Quality
Clarion
Econo Lodge
Rodeway Inn
MainStay Suites
Suburban
Cambria Suites
Choice Hotels International

Source: Percentage of survey respondents. Millward Brown, December 2011.
**Econo Lodge, Rodeway Inn and Suburban Extended Stay measured among economy hotel users.*



CHOICE HOTELS INTERNATIONAL

STRONG, GROWING LOYALTY PROGRAM

- Comprehensive loyalty rewards program
- 14 million members worldwide – contribute over ¼ of domestic gross room revenues
- 2.1 million new members added in 2011
- Delivers incremental business to all Choice brand hotels
- Important selling point for franchise sales

CHOICEprivileges®
REWARDS PROGRAM

Choice Privileges Revenue as Percent of Domestic Gross Room Revenues*


8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
22.0%
25.6%
28.7%
27.1%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: Choice Internal Data, December 31, 2011

** 2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands*



CHOICE HOTELS INTERNATIONAL

CENTRAL RESERVATIONS SYSTEM (CRS) DELIVERY PUTS "HEADS IN BEDS"

Domestic Franchise System Gross Room Revenue Source


Choice Central Reservation Contribution
≈ 1/3
All Hotel Direct Reservation

Domestic Choice CRS Net Room Revenue


$ in Millions
$1,660
$1,342
2006
2007
2008
2009
2010
2011

Source: Choice Internal Data, December 31, 2011



CENTRAL RESERVATIONS BOOKINGS CREATE SIGNIFICANT VALUE FOR FRANCHISEES

Domestic Choice CRS Net Channel Share


53%
68%
29%
20%
18%
12%
2006
2007
2008
2009
2010
2011
Internet
Voice
Travel Agent (GDS)

Central Channel ADR "Premium"


$68.42
$74.53
$77.56
$71.93
$76.90
$82.31
2006
2007
2008
2009
2010
2011
Systemwide
Call Center
choicehotels.com

Source: Choice Internal Data, December, 2011



CHOICE HOTELS INTERNATIONAL

CONVERSION BRAND FRANCHISE SALES OPPORTUNITY IN SOFT NEW CONSTRUCTION ENVIRONMENT

New Domestic Hotel Franchise Contracts



116
184
300
63
241
304
128
342
470
182
370
552
237
402
639
288
432
720
327
443
770
261
437
698
56
313
369
59
298
357
55
277
332
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
New Construction
Conversion
Total

Source: Choice Internal Data, December 31, 2011



CHOICE HOTELS INTERNATIONAL

STRONG, STEADY FRANCHISE SYSTEM GROWTH

Domestic Hotels On-Line


5-year trend
CAGR = 3.5%
10-year trend
CAGR = 4.2%
3,327
3,482
3,636
3,834
4,048
4,211
4,445
4,716
4,906
4,993
5,001
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Domestic Rooms On-Line (in thousands)


5-year trend
CAGR = 3.0%
10-year trend
CAGR = 3.8%
271
282
294
310
329
339
354
374
389
394
393
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Source: Choice Internal Data, December 31, 2011



CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUE STREAM LESS VOLATILE THAN REVPAR


($ in millions)
8%
3%
-2%
-7%
-12%
-17%
$350
$300
$250
$200
$150
$100
$50
$0
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
CHH RevPAR
STR Chain Scale (Supply Weighted)
Industry RevPAR
CHH Franchising Revenue

Source: Smith Travel Research, Choice Internal Data, December 2011



ADJUSTED EBITDA LESS VOLATILE THAN INDUSTRY PROFITABILITY


($ in billions)
($ in millions)
30
25
20
15
10
5
0
250
200
150
100
50
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Industry Profits
CHH Adjusted EBITDA

Source: Smith Travel Research, Choice Internal Data, December 2010



CHOICE HOTELS INTERNATIONAL

CAPITAL "LIGHT" MODEL GENERATES STRONG RETURNS ON INVESTED CAPITAL

After-Tax Return On Invested Capital


15.2%
16.1%
14.7%
19.5%
27.6%
36.7%
49.7%
62.9%
78.5%
68.8%
59.5%
48.1%
48.0%
47.2%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL

TRACK RECORD OF STRONG EARNINGS PER SHARE PERFORMANCE

Adjusted Diluted Earnings Per Share


$0.40
$0.51
$0.51
$0.58
$0.76
$0.93
$1.07
$1.25
$1.48
$1.73
$1.73
$1.68
$1.81
$1.90
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2007 through 2011 differ from amounts reported in Exhibits 8 of our various earnings announcements.

Source: Choice Internal Data, December 2011. Per Share Amounts Retroactively Adjusted For 2005 Stock Split.



CHOICE HOTELS INTERNATIONAL

OPPORTUNISTIC SHARE REPURCHASES KEY PART OF CAPITAL ALLOCATION STRATEGY

Remaining authority on current authorization – 2.0 million shares as December 31, 2011


11.9 x
11.3 x
8.6 x
10.2 x
11.9 x
11.0 x
14.9 x
17.0 x
20.3 x
14.8 x
10.2 x
10.4 x
13.7 x
12.6 x
7.9
7.2
3.2
24.0
10.8
5.7
6.4
1.6
4.9
2.2
2.1
0.3
1.6
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Millions of Shares Repurchased
Avg. TEV/EBITDA

Source: Capital IQ, December 2011, Choice Internal Data, December 31, 2011.
Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split.



CHOICE HOTELS INTERNATIONAL

HIGH CASH DIVIDEND YIELD COMPARED TO OTHER LODGING C-CORPS


2.0%
0.0%
0.0%
0.0%
3.4%
1.1%
0.0%
0.0%
0.9%
1.7%
Choice
Gaylord
Great Wolf
Hyatt
IHG
Marriott
Orient-Express
Red Lion
Starwood
Wyndham

Source: Bloomberg Financial, March 1, 2012



STRONG CREDIT POSITION

- Investment grade credit rating
  - Moody's Baa2
  - Standard & Poor's BBB
- Strong liquidity position
- Substantial financial flexibility

Source: Choice Internal Data, December 2011



STRATEGY FOR CHOICE'S BRANDS, GROWTH AND SHAREHOLDERS

- Improve and Grow Brands
  - Increase portfolio profitability of the Comfort brand family
  - Refresh Sleep Inn to improve long-term brand growth potential
  - Invest in and expand emerging brands/segments – Cambria, Ascend, International
- Capture Greater Share of Reservations Via Central Channels
  - Grow **Choice Privileges** loyalty program – target 2.0 million new members in 2012
  - Continue to enhance ChoiceHotels.com to increase traffic and conversion
- Allocate Free Cash Flows To "Best And Highest" Use
  - Continue shareholder-friendly capital allocation policies
  - Leverage financial capacity/strength to support expansion of emerging brands
  - Evaluate opportunities to enter new segments
  - Invest in IT infrastructure to shore up value proposition for international properties



Appendix

Reconciliation of Non-GAAP Financial Measurements to GAAP



DISCLAIMER

Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues, net operating profit after tax (NOPAT), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company's performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.



FRANCHISING REVENUES AND ADJUSTED FRANCHISING MARGINS

($ amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Total Revenues	$ 638,793	$ 596,076	$ 564,178	$ 641,680	$ 615,494	$ 539,903	$ 472,098
Adjustments:							
Marketing and Reservation	(349,036)	(329,246)	(305,379)	(336,477)	(316,827)	(273,267)	(237,822)
Product Sales	-	-	-	-	-	-	-
Hotel Operations	(4,356)	(4,031)	(4,140)	(4,936)	(4,692)	(4,505)	(4,293)
Franchising Revenues	**$ 285,401**	**$ 262,799**	**$ 254,659**	**$ 300,267**	**$ 293,975**	**$ 262,131**	**$ 229,983**
Operating Income	$ 171,863	$ 160,762	$ 148,073	$ 174,596	$ 185,199	$ 166,625	$ 143,750
Adjustments							
Hotel Operations	(890)	(845)	(987)	(1,502)	(1,451)	(1,311)	(1,068)
Acceleration of Management Succession Plan	-	-	-	6,605	-	-	-
Executive Termination Benefits	2,704	1,217	3,321	-	3,690	-	-
Curtailment of SERP	-	-	1,209	-	-	-	-
Loss on Sublease of Office Space	-	-	1,503	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable	-	-	-	7,555	-	-	-
Product Sales	-	-	-	-	-	-	-
Impairment of Friendly Investment	-	-	-	-	-	-	-
Net	**$ 173,677**	**$ 161,134**	**$ 153,119**	**$ 187,254**	**$ 187,438**	**$ 165,314**	**$ 142,682**
Adjusted Franchising Margin	**60.9%**	**61.3%**	**60.1%**	**62.4%**	**63.8%**	**63.1%**	**62.0%**

Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2007 through 2011 differ from amounts reported in exhibit 8 of our year-end earnings announcements for those years.

Source: Choice Internal Data, December 2011



FRANCHISING REVENUES AND ADJUSTED FRANCHISING MARGINS (Continued)

($ amounts in thousands)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Total Revenues	$ 428,208	$ 385,866	$ 365,562	$ 341,428	$ 352,841	$ 324,203	$ 165,474
Adjustments:							
Marketing and Reservation	(220,732)	(195,219)	(190,145)	(168,170)	(185,367)	(162,603)	-
Product Sales	-	-	-	-	-	(3,871)	(20,748)
Hotel Operations	(3,729)	(3,565)	(3,331)	(3,215)	(1,249)	-	(1,098)
Franchising Revenues	**$ 203,747**	**$ 187,082**	**$ 172,086**	**$ 170,043**	**$ 166,225**	**$ 157,729**	**$ 143,628**
Operating Income	$ 124,983	$ 113,946	$ 104,700	$ 73,577	$ 92,427	$ 94,170	$ 85,151
Adjustments							
Hotel Operations	(725)	(842)	(385)	(714)	(640)	-	35
Acceleration of Management Succession Plan	-	-	-	-	-	-	-
Executive Termination Benefits	-	-	-	-	-	-	-
Curtailment of SERP	-	-	-	-	-	-	-
Loss on Sublease of Office Space	-	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable	-	-	-	-	-	-	-
Product Sales	-	-	-	-	-	12	(1,216)
Impairment of Friendly Investment	-	-	-	22,713	-	-	-
Net	**$ 124,258**	**$ 113,104**	**$ 104,315**	**$ 95,576**	**$ 91,787**	**$ 94,182**	**$ 83,970**
Adjusted Franchising Margin	**61.0%**	**60.5%**	**60.6%**	**56.2%**	**55.2%**	**59.7%**	**58.5%**

Source: Choice Internal Data, December 2011



RETURN ON INVESTED CAPITAL

($ in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Operating Income (a)	$171.9	$160.8	$148.1	$174.6	$185.2	$166.6	$143.8
Tax Rate(a)	30.1%	32.1%	34.8%	36.3%	36.0%	27.4%	33.0%
After-Tax Operating Income	120.2	109.2	96.6	111.2	118.5	121.0	96.3
+ Depreciation & Amortization	8.0	8.3	8.3	8.2	8.6	9.7	9.1
- Maintenance CAPEX	8.0	8.3	8.3	8.2	8.6	9.7	9.1
Net Op. Profit After-tax (NOPAT)	**$120.2**	**$109.2**	**$96.6**	**$111.2**	**$118.5**	**$121.0**	**$96.3**
Total Assets	$447.7	$411.7	$340.0	$328.2	$328.4	$303.3	$265.3
- Current Liabilities	184.6	165.3	131.8	135.1	147.5	139.8	120.3
Invested Capital	**$263.1**	**$246.4**	**$208.2**	**$193.1**	**$180.9**	**$163.5**	**$145.0**
Return on Average Invested Capital	**47.2%**	**48.0%**	**48.1%**	**59.5%**	**68.8%**	**78.5%**	**62.9%**

(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company's investment in Friendly Hotels.

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL (Continued)

($ in thousands)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Operating Income (a)	$125.0	$113.9	$104.7	$96.3	$92.4	$94.2	$85.2
Tax Rate(a)	35.1%	36.1%	36.5%	35.0%	39.0%	39.5%	41.7%
After-Tax Operating Income	81.1	72.8	66.5	62.6	56.4	57.0	49.7
+ Depreciation & Amortization	9.9	11.2	11.3	12.5	11.6	7.7	6.7
- Maintenance CAPEX	9.9	11.2	11.3	12.5	11.6	7.7	6.7
Net Op. Profit After-tax (NOPAT)	**$81.1**	**$72.8**	**$66.5**	**$62.6**	**$56.4**	**$57.0**	**$49.7**
Total Assets	$263.4	$267.3	$316.8	$321.2	$484.1	$464.7	$398.2
- Current Liabilities	102.1	102.2	84.3	71.2	93.8	88.7	64.7
Invested Capital	**$161.3**	**$165.1**	**$232.5**	**$250.0**	**$390.3**	**$375.9**	**$333.6**
Return on Average Invested Capital	**49.7%**	**36.7%**	**27.6%**	**19.5%**	**14.7%**	**16.1%**	**15.2%**

(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company's investment in Friendly Hotels.

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS

($ in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Cash Provided by Operating Activities	$ 134,844	$ 144,935	$ 112,216	$ 104,399	$ 145,666	$ 153,680	$ 133,588
Net Cash Provided (Used) by Investing Activities	(23,804)	(32,155)	(3,349)	(20,265)	(21,284)	(17,244)	(24,531)
Free Cash Flows	**$ 111,040**	**$ 112,780**	**$ 108,867**	**$ 84,134**	**$ 124,382**	**$ 136,436**	**$ 109,057**

Source: Choice Internal Data, December 2011



FREE CASH FLOWS (Continued)

($ in thousands)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Net Cash Provided by Operating Activities	$ 108,908	$ 115,304	$ 99,018	$ 101,712	$ 53,879	$ 65,040	$ 38,952
Net Cash Provided (Used) by Investing Activities	(14,544)	27,784	(14,683)	87,738	(16,617)	(36,031)	(9,056)
Free Cash Flows	**$ 94,364**	**$ 143,088**	**$ 84,335**	**$ 189,450**	**$ 37,262**	**$ 29,009**	**$ 29,896**

Source: Choice Internal Data, December 2011



ADJUSTED EBITDA

($ in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Operating Income	$ 171,863	$ 160,762	$ 148,073	$ 174,596	$ 185,199	$ 166,625	$ 143,750
Adjustments							
Acceleration of Management Succession Plan	-	-	-	6,605	-	-	-
Loss on Sublease of Office Space	-	-	1,503	-	-	-	-
Executive Termination Benefits	2,704	1,217	3,321	-	3,690	-	-
Curtailment of SERP	-	-	1,209	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable	-	-	-	7,555	-	-	-
Product Sales	-	-	-	-	-	-	-
Impairment of Friendly investment	-	-	-	-	-	-	-
Depreciation and Amortization	8,024	8,342	8,336	8,184	8,637	9,705	9,051
Adjusted EBITDA	**$ 182,591**	**$ 170,321**	**$ 162,442**	**$ 196,940**	**$ 197,526**	**$ 176,330**	**$ 152,801**

Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2007 through 2011 differ from amounts reported in exhibits 8 of our various earnings announcements.

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA (Continued)

($ in thousands)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Operating Income	$ 124,983	$ 113,946	$ 104,700	$ 73,577	$ 92,427	$ 94,170	$ 85,151
Adjustments							
Acceleration of Management Succession Plan	-	-	-	-	-	-	-
Loss on Sublease of Office Space	-	-	-	-	-	-	-
Executive Termination Benefits	-	-	-	-	-	-	-
Curtailment of SERP	-	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable	-	-	-	-	-	-	-
Product Sales	-	-	-	-	-	12	(1,216)
Impairment of Friendly investment	-	-	-	22,713	-	-	-
Depreciation and Amortization	9,947	11,225	11,251	12,452	11,623	7,687	6,710
Adjusted EBITDA	**$ 134,930**	**$ 125,171**	**$ 115,951**	**$ 108,742**	**$ 104,050**	**$ 101,869**	**$ 90,645**

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE

(In thousands, except per share amounts)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Income	$ 110,396	$ 107,441	$ 98,250	$ 100,211	$ 111,301	$ 112,787	$ 87,565
Adjustments:							
Loss(Gain) on Extinguishment of Debt, Net of Taxes	-	-	-	-	-	217	-
Acceleration of Management Sucession Plan, Net of Taxes	-	-	-	4,135	-	-	-
Executive Termination Benefits, Net of Taxes	1,711	762	2,079	-	2,310	-	-
Loss on Land Held For Sale	1,119	-	-	-	-	-	-
Loss on Sublease of Office Space, Net of Taxes	-	-	941	-	-	-	-
Curtailment of SERP, Net of Taxes	-	-	757	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes	-	-	-	4,729	-	-	-
Resolution of Provisions for Income Tax Contingencies	-	-	-	-	-	(12,791)	(4,855)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation	-	-	-	-	-	-	1,192
Loss(Gain) on Sunburst Note Transactions, Net of Taxes	-	-	-	-	-	-	-
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes	-	-	-	-	-	-	-
Adjusted Net Income	$ 113,226	$ 108,203	$ 102,027	$ 109,075	$ 113,611	$ 100,213	$ 83,902
Weighted Average Shares Outstanding-Diluted	59,525	59,656	60,224	62,994	65,766	67,490	66,759
Diluted Earnings Per Share	$ 1.85	$ 1.80	$ 1.63	$ 1.59	$ 1.69	$ 1.67	$ 1.31
Adjustments:							
Loss(Gain) on Extinguishment of Debt, Net of Taxes	-	-	-	-	-	-	-
Acceleration of Management Sucession Plan, Net of Taxes	-	-	-	0.07	-	-	-
Executive Termination Benefits, Net of Taxes	0.03	0.01	0.02	-	0.04	-	-
Loss on Land Held For Sale	0.02	-	-	-	-	-	-
Loss on Sublease of Office Space, Net of Taxes	-	-	0.02	-	-	-	-
Curtailment of SERP, Net of Taxes	-	-	0.01	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes	-	-	-	0.07	-	-	-
Resolution of Provisions for Income Tax Contingencies	-	-	-	-	-	(0.19)	(0.08)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation	-	-	-	-	-	-	0.02
Loss(Gain) on Sunburst Note Transactions, Net of Taxes	-	-	-	-	-	-	-
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes	-	-	-	-	-	-	-
Adjusted Diluted Earnings Per Share (EPS)	$ 1.90	$ 1.81	$ 1.68	$ 1.73	$ 1.73	$ 1.48	$ 1.25

Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2007 through 2011 differ from amounts reported in exhibit 8 of our year-end earnings announcements for those years.

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
(Continued)

(In thousands, except per share amounts)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Net Income	$ 74,345	$ 71,863	$ 60,844	$ 14,327	$ 42,445	$ 57,155	$ 55,305
Adjustments:							
Loss(Gain) on Extinguishment of Debt, Net of Taxes	433	-	-	-	-	-	(7,232)
Acceleration of Management Sucession Plan, Net of Taxes	-	-	-	-	-	-	-
Executive Termination Benefits, Net of Taxes	-	-	-	-	-	-	-
Loss on Land Held For Sale	-	-	-	-	-	-	-
Loss on Sublease of Office Space, Net of Taxes	-	-	-	-	-	-	-
Curtailment of SERP, Net of Taxes	-	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes	-	-	-	-	-	-	-
Resolution of Provisions for Income Tax Contingencies	(1,182)	-	-	-	-	-	-
Income Tax Expense Incurred Due to Foreign Earnings Repatriation	-	-	-	-	-	-	-
Loss(Gain) on Sunburst Note Transactions, Net of Taxes	-	(3,383)	-	-	4,721	-	-
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes	-	-	-	37,166	7,532	-	-
Adjusted Net Income	$ 73,596	$ 68,480	$ 60,844	$ 51,493	$ 54,698	$ 57,155	$ 48,073
Weighted Average Shares Outstanding-Diluted	69,000	73,349	80,114	89,144	106,506	111,334	119,096
Diluted Earnings Per Share	$ 1.08	$ 0.98	$ 0.76	$ 0.16	$ 0.40	$ 0.51	$ 0.46
Adjustments:							
Loss(Gain) on Extinguishment of Debt, Net of Taxes	0.01	-	-	-	-	-	(0.06)
Acceleration of Management Sucession Plan, Net of Taxes	-	-	-	-	-	-	-
Executive Termination Benefits, Net of Taxes	-	-	-	-	-	-	-
Loss on Land Held For Sale	-	-	-	-	-	-	-
Loss on Sublease of Office Space, Net of Taxes	-	-	-	-	-	-	-
Curtailment of SERP, Net of Taxes	-	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes	-	-	-	-	-	-	-
Resolution of Provisions for Income Tax Contingencies	(0.02)	-	-	-	-	-	-
Income Tax Expense Incurred Due to Foreign Earnings Repatriation	-	-	-	-	-	-	-
Loss(Gain) on Sunburst Note Transactions, Net of Taxes	-	(0.05)	-	-	0.04	-	-
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes	-	-	-	0.42	0.07	-	-
Adjusted Diluted Earnings Per Share (EPS)	$ 1.07	$ 0.93	$ 0.76	$ 0.58	$ 0.51	$ 0.51	$ 0.40

Source: Choice Internal Data, December 2011



CHOICE HOTELS INTERNATIONAL